UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2023

THE BEAUTY HEALTH COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2165 Spring Street
Long Beach, CA
(Address of principal executive offices)

90806
(Zip Code)
(800) 603-4996
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure provided in Item 8.01 of this Current Report on Form 8-K with respect to the Company Shares (as defined below) is hereby incorporated by reference into this Item 3.02. The Beauty Health Company (the “Company”) issued the Company Shares to Seller (as defined below) in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 8.01. Other Events.

On February 28, 2023 (the “Closing Date”), the Company consummated the transactions (the “Closing”) as previously reported by the Company on a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2023, under that certain Stock Purchase Agreement (the “Purchase Agreement”), dated February 27, 2023, by and among Edge Systems Intermediate, LLC (the “Buyer”), an indirect, wholly-owned subsidiary of the Company, Dr. Lawrence Groop (“Seller”), Kristin Groop (“Mrs. Groop”), and Esthetic Education, LLC, a company wholly-owned by Mrs. Groop (“EE LLC”).

On the Closing Date, the Buyer acquired all of the outstanding shares of Esthetic Medical Inc. (“EMI”) from Seller in exchange for (i) a cash payment of $11,790,000; and (ii) 109,625 shares of Class A common stock of the Company (the “Company Shares”).

In addition to the payments described above, the Seller will also be entitled to receive up to an additional $3,200,000 in cash after the Closing if certain conditions described in the Purchase Agreement are satisfied, including (i) up to $1,900,000 in non-refundable, non-creditable royalty payments from the sale of Cartridges (as defined in the Purchase Agreement) by EMI after the Closing and (ii) $1,300,000 if EMI receives clearance from the U.S. Food and Drug Administration to obtain “facial indication” for its SkinStylus SteriLock® MicroSystem on or prior to the date that is 120 days immediately following the Closing Date.

As a condition to the Closing, EE LLC transferred the ownership of certain intellectual property and inventory assets of EE LLC, including certain microneedling and associated products sold under the SkinStylus™ and SteriLock® tradenames, to EMI.

Pursuant to the terms of the Purchase Agreement, the Buyer also entered into consulting agreements with each of Seller and Mrs. Groop to provide certain consulting and transition-related services to the Buyer in exchange for the compensation described in such agreements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2023	The Beauty Health Company

	By:	/s/ Liyuan Woo
	Name:	Liyuan Woo
	Title:	Chief Financial Officer